UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 3, 2008
BMP SUNSTONE CORPORATION

(Exact name of registrant specified in its charter)

Delaware	000-51409	20-0434726

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 W. Germantown Pike, Suite 400,
Plymouth Meeting, Pennsylvania	19462

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone, including area code:	(610) 940-1675

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(c)
On June 3, 2008, BMP Sunstone Corporation (the “Company”) appointed Han Zhiqiang (“Han”), currently the Company’s President and a member of the Board of Directors, as President and Chief Operating Officer of the Company. The terms of Han’s employment will be identical to the terms set forth in the employment agreement (the “Employment Agreement”) executed on February 18, 2008 by and between the Company and Han. The terms of the Employment Agreement are more fully described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on February 21, 2008, with the entire text of the Employment Agreement attached as Exhibit 10.17 to the Company’s Annual Report on Form 10-K filed with the SEC on March 17, 2008, as amended on May 7, 2008, which is incorporated by reference herein.
Han, 44, has served as the Company’s President since April 28, 2008, and prior to that had been appointed by the Company as President, BMP Sunstone China Operations and Director on February 18, 2008. Han was a founder of Sunstone Pharmaceutical Co., Ltd. (“Sunstone”) and served as Sunstone’s General Manager since April 1994. From November 1993 through April 1996, Mr. Han was General Manager, Tangshan Changrong Pharmaceutical Corporation, Ltd. Mr. Han is the Vice Chairman of China OTC Association, Director for Tangshan Pharmaceutical Industry Association and Vice Director of Hebei Pharmaceutical Industry Association. Mr. Han has a Bachelor of Science degree from Shenyang Pharmaceutical University and an MBA from Dalian University of Technology.
Mr. Han was the co-founder of Sunstone, which is a wholly-owned subsidiary of Hong Kong Fly International Health Care Limited (“Hong Kong Health Care”). On February 18, 2008, the Company completed its acquisition of the remaining 51% of Hong Kong Health Care that the Company did not previously own. Sunstone previously made a loan to Qingdao Ande Pharmacy Co., Ltd., an entity wholly-owned by Mr. Han, in the principal amount of $572,000 bearing no interest and with no definitive repayment terms, which as of March 31, 2008 remained outstanding. The Company is working with Mr. Han to amend this arrangement. In addition, during the period of February 18, 2008 through March 31, 2008, the Company sold $791,000 in pharmaceutical products to entities controlled by Han and, as of March 31, 2008, had accounts receivable due from entities controlled by Han of $1,575,000 and an amount of $1,627,000 due to entities controlled by Han.

Item 8.01 Other Events.
On June 9, 2008, the Company issued a press release announcing the appointment of Han as President and Chief Operating Officer of the Company. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description of Exhibit
99.1	Press Release, dated June 9, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BMP SUNSTONE CORPORATION
Date: June 9, 2008	By:	/s/ Fred M. Powell
		Name:	Fred M. Powell
		Title:	Chief Financial Officer

Exhibit Index

Exhibit Number	Description of Exhibit
99.1	Press Release, dated June 9, 2008